SIX CIRCLES FUNDS

Six Circles Multi-Strategy Fund

Supplement dated April 9, 2025

to the Summary Prospectus dated September 18, 2024

(the “Summary Prospectus”)

On March 11, 2025, the Board of Trustees for the Six Circles Multi-Strategy Fund (the “Fund”) approved the addition of BlackRock Investment Management, LLC (“BlackRock”) as an additional sub-adviser to the Fund, effective April 9, 2025 (the “Effective Date”). On the Effective Date, BlackRock will begin managing Fund assets allocated to BlackRock by J.P. Morgan Private Investments Inc., the Fund’s adviser, pursuant to BlackRock’s Global Equity Market Neutral investment strategy.

Accordingly, on the Effective Date, the Fund’s Summary Prospectus is hereby revised as follows:

The fourth sentence of the third full paragraph under the “What are the Fund’s main investment strategies?” section of the Summary Prospectus is hereby deleted and replaced with the following:

The Adviser engages the following Sub-Advisers: AHL Partners LLP (“AHL”), Pacific Investment Management Co. (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Dynamic Beta Investments LLC (“DBi”) and BlackRock Investment Management, LLC (“BlackRock”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”).

The following are added as the eighth and ninth paragraphs of the “What are the Fund’s main investment strategies?” section of the Summary Prospectus, relating to BlackRock:

BlackRock — Global Equity Market Neutral Strategy

With respect to the portion of the Fund allocated to BlackRock’s Global Equity Market Neutral investment strategy, BlackRock will seek to produce returns that have a low correlation to the returns of the equity markets in which the Fund invests. BlackRock pursues this market-neutral strategy by taking both long and short positions primarily across a variety of developed market equity instruments. BlackRock expects to maintain long and short positions primarily through the use of swap agreements (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and other derivative instruments, such as futures. Although BlackRock intends to maintain an overall long position in its portfolio investments, BlackRock generally expects to maintain significant short positions in equity securities and equity-related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. BlackRock looks to identify overvalued, undervalued or mispriced stocks and other equity instruments through proprietary ranking techniques. BlackRock takes long positions primarily in securities that BlackRock has identified as attractive and short positions in such securities that BlackRock has identified as overvalued or poised for underperformance. BlackRock may utilize derivative instruments as a significant part of its strategy. BlackRock may engage in active and frequent trading of portfolio securities to achieve its investment strategy.

For an initial period, BlackRock expects to invest the Fund assets allocated by the Adviser to the Global Equity Market Neutral investment strategy exclusively in one or more BlackRock-advised mutual funds or exchange-traded funds that engage in substantially similar investment strategies.

The following risk disclosure is added to the end of “Derivatives Risk” in the “The Fund’s Main Investment Risks” section of the Summary Prospectus:

The Fund will transact in contracts for difference, a type of swap, which may increase the Fund’s financial risk to the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio. Contracts for difference are not registered with the Securities and Exchange Commission (the “SEC”) or any U.S. regulator.

The first paragraph under the “Management — Sub-Advisers” section of the Summary Prospectus is hereby deleted and replaced with the following:

The Adviser allocates Fund assets for each investment strategy to Sub-Advisers (BlackRock in turn allocates assets to its Sub-Sub-Adviser), which allocations may be adjusted at any time. AHL, PIMCO, T. Rowe Price, DBi and BlackRock are the current Sub-Advisers to the Fund and BIL is the current Sub-Sub-Adviser to the Fund.

The following is added to the end of the “Management — Sub-Advisers” section of the Summary Prospectus relating to BlackRock:

BLACKROCK and BIL

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Raffaele Savi	2025	Senior Managing Director
Kevin Franklin	2025	Managing Director
Richard Mathieson	2025	Managing Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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